Exhibit 99.3

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is entered into as of February __, 2006, by and between                                  (the “Purchaser”) and American Vanguard Corporation, a Delaware corporation (the “Company”)

RECITALS

WHEREAS, the Company has filed a shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Act”) (Registration No. 333-122981) (the “Registration Statement”) covering the offering and sale by the Company of, among other securities, shares of its common stock, $0.10 par value (the “Company Stock”); and

WHEREAS, the Company desires to sell, and Purchaser desire to purchase from the Company under the Registration Statement, for the consideration described herein,                          shares of Common Stock (the “Subject Shares”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the parties hereby agree as follows:

SECTION 1

PURCHASE; CLOSING; DELIVERY

1.1 Purchase and Sale of Subject Shares. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof,, at the Closing (as defined below), Company will issue and sell to Purchaser the Subject Shares and Purchaser shall pay Company for the Subject Shares the aggregate purchase price of $             (the “Aggregate Purchase Price”).

1.2 Closing. The closing of the purchase and sale of the Subject Shares pursuant to this Agreement (the “Closing”) will be held at the offices of Company, 4695 MacArthur Court, Newport Beach, CA 92660 on                     , 2006 at                  pacific time (the “Closing Date”), or such later date or time or at such other place as the Company and Purchaser shall mutually agree. At the Closing, Company will deliver to the Purchaser the certificates representing the Subject Shares (free of any Encumbrance (as defined below)) to the account of the Purchaser set forth on Exhibit A against payment by Purchaser of the Aggregate Purchase Price by wire transfer of immediately available funds to the account designated in the wire transfer instructions attached as Exhibit B. Purchaser acknowledges that such certificates representing the Subject Shares shall be delivered by the Company’s transfer agent to the Purchaser’s account in electronic form through the Deposit Withdrawal Agent Commission system on the Closing Date.

SECTION 2

REPRESENTATIONS AND WARRANTIES; AGREEMENTS

2.1 Company Representations and Warranties. In order to induce Purchaser to enter into this transaction, the Company represents, warrants and agrees as follows:

a. Incorporation. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware.

b. Authorization. The Company has all requisite corporate power to execute and deliver this Agreement and to perform the transactions contemplated hereby to be performed by it. The execution and delivery by the Company of this Agreement and the performance by them of the transactions contemplated hereby to be performed by them have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by a duly authorized officer of the Company and, assuming the due execution and delivery of this Agreement by Purchaser, constitutes a valid and binding obligation of Company enforceable against Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

c. Consents and Approvals. No consent, approval, waiver, order, or authorization of, or registration, declaration, or filing with, or notice to, any federal, state, or foreign court or governmental agency, authority, or body or any instrumentality or political subdivision thereof (“Governmental Entity”) or other person is required to be obtained or made by Company in connection with the execution and delivery of this Agreement by Company, the performance by Company of the transactions contemplated hereby to be performed by them, or the consummation of the transactions contemplated hereby that have not been obtained.

d. No Conflicts. The execution and delivery of this Agreement does not, and neither the performance by Company of the transactions contemplated hereby to be performed by it, nor the consummation of the transactions contemplated hereby, will, (i) conflict with any organizational document or agreement of the Company, (ii) conflict with, result in any violation of, constitute a default (with or without notice, lapse of time, or both) under, or give rise to a right of termination, cancellation, or acceleration of, or any obligation or loss of a benefit under, any material note, bond, mortgage, indenture, license, agreement, or other document or obligation to which the Company is a party or by which its assets or properties are bound, (iii) violate any order, judgment, decree, writ, or injunction (“Order”) of any Governmental Entity applicable to the Company, or (iv) violate any domestic or foreign law, statute, rule, or regulation (“Law”) applicable to Company.

e. Ownership of Stock. At the Closing, (i) Purchaser will acquire the Subject Shares free of any and all liens, claims, encumbrances, rights of others (including rights of first refusal or pre-emptive rights), or restrictions (whether on voting, sale, transfer, disposition or otherwise)(“Encumbrance”), whether created by the Company or imposed by law, equity or otherwise, and (ii) all of the Subject Shares shall be duly authorized, validly issued to the Purchaser and outstanding and shall be fully paid and nonassessable and freely tradeable on the American Stock Exchange, Inc. Other than as contemplated by this Agreement, the Company shall not create, incur, assume or permit to exist any Encumbrance on the Subject Shares.

f. Capitalization. The prospectus contained in the Registration Statement (“Prospectus”) sets forth the authorized capital stock of the Company. All shares of capital stock of the Company have been duly authorized and validly issued and are outstanding, fully paid and nonassessable. Except as set forth in the Prospectus, there are no outstanding securities convertible into or exchangeable for the capital stock of the Company, or warrants to purchase or to subscribe for any shares of such stock or other securities of the Company. There are no outstanding Agreements affecting or relating to the voting, issuance, purchase, redemption, repurchase, transfer or registration for sale under the Securities Act of any securities of the Company, except as contemplated hereunder or described in the Prospectus.

g. No Broker or Finders. Other than Stonegate Securities and Goldsmith & Harris, no agent, broker, finder, investment or commercial banker or other person engaged by or acting on behalf of Company in connection with the negotiation, execution or performance of this Agreement or otherwise in connection with the transactions contemplated hereby is or will be entitled to any brokerage or finder’s or similar fee or other commission as a result of this Agreement or the transactions contemplated hereby.

h. Registration Effective. The Registration Statement has been filed with, and declared effective by, the Securities and Exchange Commission (the “Commission”), and the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus, and each document incorporated by reference therein) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Commission nor the “blue sky” or securities authority of any jurisdiction in which the Purchaser is located has issued an order (a “Stop Order”) suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Registration Statement, the Prospectus, or any amendment or supplement thereto, refusing or suspending the registration or qualification of the Subject Stock, nor has any of such authorities instituted or threatened to institute any proceeding with respect to a Stop Order.

2.2 Purchaser’ Representations and Warranties. In order to induce Company to enter into this transaction, Purchaser represents, warrants and agrees as follows:

a. Organization. The Purchaser is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

b. Authorization. Purchaser has the requisite corporate (or other entity) power to execute and deliver this Agreement and to perform the transactions contemplated hereby to be performed by it including, without limitation, the purchase of the Subject Shares. The execution and delivery by Purchaser of this Agreement and the performance by it of the transactions contemplated hereby to be performed by it have been duly authorized by all necessary corporate (or other entity) action on the part of Purchaser. This Agreement has been duly executed and delivered by the Purchaser and, assuming the due execution and delivery of this Agreement by the Company, constitutes a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

c. In making its investment decision in this offering, the Purchaser and its advisors, if any have relied solely on the Company’s filings as filed with the Securities and Exchange Commissions and other public information and have not relied on any of the analyst’s reports about the Company issued by Stonegate Securities (the most recent of which reports was issued on January 4, 2006), which is acting as placement agent for the Company in this offering.

d. Broker-Dealer. The Purchaser is not a broker-dealer registered as such with the National Association of Securities Dealers, Inc.

SECTION 3

MISCELLANEOUS

3.1 Notices. All notices, demands and requests required by this Agreement shall be in writing and shall be deemed to have been given for all purposes (i) upon personal delivery, (ii) one day after being sent, when sent by professional overnight courier service from and to locations within the continental United States, (iii) five days after posting when sent by registered or certified mail, or (iv) on the date of transmission when sent by facsimile, telegram, telegraph, telex or telecopier, addressed to the Purchaser or the Company at their address or facsimile number as set forth on the signature page hereto or to the latest address communicated.

3.2 Binding on Successors; Survival. This Agreement will inure to the benefit of and be binding on the parties hereto and on each of their respective heirs, executors, administrators, personal representatives, successors and assignees. The representations, warranties and covenants of Purchaser and Company contained in or made pursuant to this Agreement will survive the execution, delivery and performance of this Agreement.

3.3 Severability; Headings; Entire Agreement. Should any provision or portion of this Agreement be held unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement will be unaffected by such holding, unless to do so would alter substantially the intended effect of this Agreement or cause a substantial hardship for any party hereto. The descriptive headings of the Sections of this Agreement are for convenience only and do not constitute a part of this Agreement. This Agreement contains the entire agreement and understanding of the parties hereto, and incorporates all prior and contemporaneous discussions, agreements and understandings between the parties with respect to the subject matter hereof. No representation, statement, condition or warranty with respect to the matters covered by this Agreement is binding on the parties if not contained herein.

3.4 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of New York as applied to agreements among New York State residents entered into and to be performed entirely within New York.

3.5 Counterparts. This Agreement and any amendment hereto may be executed in one or more counterparts and by different parties in separate counterparts. Such counterparts will constitute one and the same agreement and will become effective when the counterparts have been signed by each party and delivered to the other party.

[Signatures on next page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

[NAME]

By:

By:
Name:
Title:

Address:
Federal Tax ID No.
Facsimile:

COMPANY:

AMERICAN VANGUARD CORPORATION

By:
Name:
Title:

Address:	4695 MacArthur Court, Suite 1250 Newport Beach, CA 92660

Facsimile:	(949) 260-1215

S-1

EXHIBIT A

Purchaser’s Brokerage Account

DTC #

Purchaser DWAC Instructions:

Broker#

Account #

Purchaser Address:

Purchaser Federal Tax ID:

A-1

EXHIBIT B

Company Wire Transfer Instructions

B-1